Lincoln Advisor Funds, Inc. (the "Funds")
 Supplement Dated September 25, 1995
to the Prospectus Dated January 27, 1995

This information supplements the Funds' disclosure at page 22 of its prospectus, beneath the heading entitled "Distributor" and disclosure regarding "Shareholder Services" throughout the prospectus and statement of additional information. Effective September 25, 1995, Delaware Distributors, L.P. (the "Distributor") replaces LNC Equity Sales Corporation as the Funds' distributor. Also effective September 25, 1995, Delaware Service Company, Inc. ("Delaware Service") replaces Fundamental Shareholder Services, Inc. as the Funds' shareholder servicing, dividend disbursing and transfer agent. The Distributor and Delaware Service are both located at 1818 Market Street, Philadelphia, PA, 19103-3682 and can both be reached by telephone at 800-923-8476. The Distributor and Delaware Service are both indirect wholly owned subsidiaries of Lincoln National Corporation and affiliates of the Investment Advisor to the Portfolios.

Correspondence to the Funds, including additional investments, should be addressed to Lincoln Advisor Funds, c/o Delaware
Group, 1818 Market Street, Philadelphia, PA  19103-3682.

Purchases by Wire

This information supplements the Funds' disclosure at page 25 of its prospectus, beneath the heading entitled "Purchase by Wire." Effective September 25, 1995, before making a purchase by wire, the investor must first telephone Delaware Service at the number provided above. The following information will be requested: the investor's name, address, tax identification number, Portfolio election, class of shares election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by the investor to the investor's bank to transfer funds by wire to CoreStates Bank, N.A., Philadelphia, PA, ABA #031000011, Account #1409852924. In making subsequent purchases by wire, the investor should wire CoreStates Bank, N.A. directly and should be sure that the wire specifies the Portfolio, Class A, Class B, Class C, or Class D shares (in the case of Portfolios other than the Lincoln Cashfund Portfolio) and the investor's name and individual account number. It is not necessary to call Delaware Service to make subsequent purchase orders utilizing federal funds.

Class D Shares

This information supplements the Funds' disclosure in its prospectus summary and at page 29 of its prospectus. Effective as of August 8, 1995, the description of eligible investors in Class D shares is amended as follows: Class D shares will be available for purchase to retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business (and rollover individual retirement accounts from such plans), as well as insurance companies including both general and separate accounts), affiliates of insurance companies and investment companies registered under the Investment Company Act of 1940. The minimum initial purchase will continue to be $2 million.